EXHIBIT 99
                                                               ----------



                                  NISOURCE

                INFORMATION PRESENTED TO POTENTIAL INVESTORS

                                NOVEMBER 2000

   These materials contain forward-looking statements as defined in
   Section 21E of the Securities Exchange Act of 1934, including statements about future business operations and financial performance. These statements involve risks and uncertainties inherent in business forecasts, and actual results could differ materially from those indicated in these statements. A number of these risks and uncertainties are discussed in NiSource's Form 10-Q Quarterly Report filed with the Securities and Exchange Commission on October 31, 2000.

   ======================================================================

   ______________________________________________________________________

   INTRODUCTION
   ______________________________________________________________________


   ======================================================================

   PREMIER COMPETITOR IN OUR ENERGY CORRIDOR
   ----------------------------------------------------------------------

    *  Strategic location                       [GRAPHIC OF ENERGY
       -  30% population / 40% of               CORRIDOR]
          U.S. energy consumption
       -  Columbia Energy acquisition
          significantly advances the vision
    *  Second largest gas distribution company
       -  3.2 million customers - 9 states
    *  Fourth largest gas pipeline company
       -  16,500 miles interstate pipelines
    *  Second largest gas storage network
       -  670 Bcf (market area)
    *  Superior skill set
       -  Full range of energy delivery
          capabilities
       -  Customer focused (not commodity)
       -  Experienced management - best of
          both worlds


   ======================================================================




   CREDIT HIGHLIGHTS
   ----------------------------------------------------------------------

    Premier Energy Company      *    Critical mass of low risk / high
                                     quality gas assets
                                *    Strategic location in the fast
                                     growing Energy Corridor
                                *    Superior set of skills ranging
                                     across the full energy value chain

    Low-Risk Strategy           *    90%+ of cash flow derived from
                                     regulated businesses
                                *    Functionally-integrated and
                                     diversified business mix with
                                     super-regional concentration
                                *    Focused on growth of gas
                                     distribution and transmission
                                     assets
                                *    Distributed generation increases
                                     gas utilization and delivers energy
                                     to customers with minimal capital
                                     at risk
                                     -    Trading within boundaries of
                                          asset footprint (only
                                          physical)
                                     -    Numerous inside the fence
                                          opportunities

    Improving Credit Profile    *    Stable cash flow growth drives
                                     improving credit story
                                *    Capital program 100% funded by
                                     internal cash flow
                                *    Significant debt reduction with
                                     excess cash flow
                                *    Management committed to strong
                                     balance sheet quality and
                                     maintaining credit ratings
                                *    Conversion of PIES and SAILS
                                     improves equity capitalization




   ======================================================================



   ______________________________________________________________________

   COLUMBIA ACQUISITION
   ______________________________________________________________________


   ======================================================================

   A TRUE MERGER IN THE END
   ----------------------------------------------------------------------

   * Announced definitive agreement on February 28, 2000 and closed transaction on November 1st
        -    8 months from signing to closing
   *    $5.9 BN equity purchase price plus assumption of $2.0 BN debt
   *    30% stock election ($1.8 BN)

        -    74 / share
        -    77% of Columbia holders elected stock   prorated to 30%
   *    70% cash / SAILS{SM} ($4.1 BN)
        -    Asset Sales up to $1.3 BN
        -    $0.1 BN SAILS{SM}
        -    Long-term / short-term debt raised to fund remaining cash
             requirements
             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
            |                                                 |
            | Fastest Ever Approval for PUHCA Registered Deal |
            |_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _|

   ======================================================================


   TRANSACTION WELL RECEIVED BY THE STOCK MARKET
   ----------------------------------------------------------------------

   [LINE GRAPH OF STOCK PRICES FOR TIME SPAN BETWEEN 2/28/2000 - 11/1/2000]


   ======================================================================

   MANAGEMENT TEAM -- BEST OF BOTH WORLDS
   ----------------------------------------------------------------------


                                   *****************************
                                   *       Gary L. Neale       *
                                   * Chairman, President & CEO *
                                   *        (NiSource)         *
                                   *****************************
                                                  *
                                                  ***************************
                                                  *                         *
                                                  *                 ***********************
                                                  *                 *   Stephen P. Adik   *
                                                  *                 *    Vice Chairman    *
                                                  *                 *      (NiSource)     *
                                                  *                 ***********************
                                                  *                            *
                                                  *                            ***********************************
                                                  *                            *                                 *
                                                  *                 ***********************                      *
                                                  *                 * Michael W. O'Donnell*                      *
                                                  *                 * Executive V.P. & CFO*                      *
                                                  *                 *   (Former Columbia) *                      *
                                                  *                 ***********************                      *
                                                  *             ******************************                   *
                                                  *             *                            *                   *
                                                  *  *************************   **************************      *
                                                  *  * Francis P. Girot, Jr. *   *    Dennis McFarland    *      *
                                                  *  *      Treasurer        *   * VP, Finance & Planning *      *
                                                  *  *      (NiSource)       *   *   (Former Columbia)    *      *
                                                  *  *************************   **************************      *
                                                  *                                                              *
                                                  *                                                              *
         ************************************************************************************                    *
         *                    *                   *                    *                    *                    *
****************** ********************* ******************** ******************* ******************* ********************
*Jeffrey W. Yundt* *Catherine G. Abbott* *Patrick J. Mulchay* * Joseph L. Turner* * Mark D. Wyckoff * * Stephen P. Smith *
*   President    * *     President     * *     President    * *     President   * *   President     * *     President    *
*    Energy      *       Pipeline      * *      Merchant    * *      Primary    * *   New Energy    * *     Business     *
* Distribution   * *    Operations     * *      Energy      * *   Energy, Inc.  * *   Businesses    * *     Services     *
*  (NiSource)    * * (Former Columbia) * *    (NiSource)    * *    (NiSource)   * *   (NiSource)    * * (Former Columbia)*
****************** ********************* ******************** ******************* ******************* ********************
*Gas and electric   *Gas transmission     *Gas supply and      *Industrial power    *Distributed       *Administrative and
 distribution       *Telecom               storage              generation           generation         shared services
                                          *E&P                                      *E-commerce
                                          *Electric
                                           generation
                                          *Wholesale energy
                                           trading


=========================================================================


   NON-CORE ASSET SALES REDUCE DEBT AND BUSINESS RISK
   ----------------------------------------------------------------------


                                PRE-TAX        AFTER-TAX
                             PROCEEDS ($MM)  PROCEEDS ($MM)    TIMING
                             --------------  --------------    ------


    Sales Completed(1)              $444            $365      Completed

    Definitive Agreements:

      Columbia Electric/QFs         $323(2)          226       Q4 2000

      Miller Pipeline                 68              50       Q4 2000
                             ------------     ----------

         Subtotal                    835             641

    Sales in Progress (3)     Up to $635      Up to $710(4)   Q4 2000 -
                             ============    ============     Q1 2001

    Total                    Up to $1,470    Up to $1,351



   (1) Includes sale of MHP, Columbia LNG and Columbia Retail
   (2) Includes repayment of $51 MM capital invested by Columbia after September 30, 2000
   (3) Sales in progress includes Columbia Propane, Columbia Petroleum, IWCR, and other unregulated businesses
   (4) Includes tax benefits from sale of certain businesses sold at a loss (for tax purposes)

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   ______________________________________________________________________


   NISOURCE OVERVIEW

   ______________________________________________________________________


   ======================================================================


   THE NEW NISOURCE PORTFOLIO
   ----------------------------------------------------------------------


                                                                NISOURCE
      ------------------------------------------------------------------------------------------------------------
                                         GAS                                                                        OTHER
                GAS                  TRANSMISSION               ELECTRIC                EXPLORATION              PRODUCTS &
            DISTRIBUTION             AND STORAGE               OPERATIONS              & PRODUCTION               SERVICES
           -------------             -----------               ----------              ------------               --------
      * 3.2 million            * Over 16,500 miles       * 426,000 customers      * Based in               * Primary Energy
        customers in nine        of pipeline in 16         in northern              Appalachia and           (co-generation)
        states                   states and D.C.           Indiana                  Canada                 * Energy USA-TPC
      * 51,700 miles of        * One of the              * 3,179 MW of coal-      * Proved gas               (energy mar-
        distribution             largest under-            fired and 203 MW         reserves of 966          keting)
        pipeline                 ground natural            of gas fired             Bcfe (161 BOE)         * Telecommunica-
      * Unbundling pro-          gas storage net-          generation             * Low finding costs        tions (260 miles
        grams initiated          works (670 bcf)         * Interconnected         * Own and operates         of dark fiber)
        in most states                                     with five neigh-         8,188 wells
                                                           boring utilities       * 6,069 miles of
                                                                                    gathering facili-
                                                                                    ties


     Note:  Excludes assets to be divested.

   ======================================================================



   NATURAL GAS FOCUS ON DIVERSIFIED REGULATED BUSINESSES
   ----------------------------------------------------------------------


                 NISOURCE PRO FORMA LTM EBITDA (1)(2)(3)(4)
                ---------------------------------------------

                         [GRAPHIC -- PIE CHART]

                         Gas Distribution            32%
                         Electric Operations         32%
                         Gas Transmission            27%
                         E&P                          6%
                         Other Products & Services    3%

                                  $1,672 MM
                                  ---------

   (1)  Twelve months ended September 30, 2000
   (2)  Reflects completion of $1.3 BN non-core asset sale program
   (3)  Does not include expected synergies of $100 MM
   (4)  Excludes corporate overhead of $73 MM

   ======================================================================


   CONSERVATIVE CAPITAL PROGRAM FUNDED WITH INTERNAL CASH FLOW
   ----------------------------------------------------------------------


                      2001E CAPITAL EXPENDITURES (1)(2)
                      ---------------------------------

                         [GRAPHIC -- PIE CHART]

                         Gas Distribution            36%
                         Electric Operations         19%
                         Gas Transmission            21%
                         E&P                         21%
                         Other Products & Services    3%

                                   $615 MM
                                  ---------


   (1)  Reflects completion of $1.3 BN non-core asset sale program
   (2)  Excludes $36 MM in merger-related capitalized costs


   ======================================================================



   GAS DISTRIBUTION
   ----------------------------------------------------------------------


    [MAP OF COLUMBIA GAS     * Significant scale
    SERVICE TERRITORY AND      - Largest gas company east of the Rockies
    NISOURCE GAS SERVICE         with over 3.2 million customers located
    TERRITORY]                   in nine states
                               - Vertical integration with major
                                 pipeline and storage system and local
                                 commodity supply
                             * Diversification
                               - Mitigates weather risk
                               - Nine different regulatory regimes
                             * Favorable regulatory environment
                               - Choice is available in all service
                                 territories
                               - Deregulation settlements achieved in
                                 OH, PA, IN
                               - Progressive regulators in IN, PA,
                                 OH, KY
                               - No active rate proceedings
                             * Strong regulatory and political
                               relationships
                               - Rapid transaction approval process
                               - No onerous approval conditions


   ======================================================================



   GAS TRANSMISSION AND STORAGE
   ----------------------------------------------------------------------

    [MAP OF COLUMBIA        * Over 16,500 miles of interstate pipeline
    STORAGE FACILITIES,     * One of the largest integrated systems in
    COLUMBIA PIPELINES,       U.S.
    DOMINION PIPELINES AND  * Capacity almost fully contracted until
    EL PASO PIPELINES]        2004
                              - Majority of capacity sold to LDC
                                affiliates
                              - Columbia Gulf supplies Columbia gas
                                network
                            * Serve attractive Mid-Atlantic and
                              Northeast gas markets which have
                              significant planned gas-fired generation additions
                              - Cost structure is competitive versus
                                other pipeline systems in the
                                Mid-Atlantic region
                            * Unique web-like network is integrated with
                              one of the largest U.S. underground
                              storage systems
                              - Provide customers with significant
                                supply flexibility


   ======================================================================



   INTEGRATED ELECTRIC UTILITY
   ----------------------------------------------------------------------


    [MAP OF INDIANA         * Vertically integrated regulated utility
    SHOWING ELECTRIC          - Utilize Primary Energy to reduce
    SERVICE TERRITORIES --      exposure to higher-risk industrial
    INDIANA MICHIGAN POWER      customers
    CO., INDIANAPOLIS         - Industrial customers contributed less
    POWER & LIGHT CO.,          than 15% of the electric LTM gross
    NORTHERN INDIANA            margin
    PUBLIC SERVICE CO.,     * Attractive generation portfolio would
    PSI ENERGY, INC. AND      yield premium in divestiture
    SOUTHERN INDIANA GAS &    - No nuclear exposure, adequate reserve
    ELECTRIC CO.]               margin
                            * Indiana is supportive of utilities
                              - No rate case since 1988; periodic
                                four-year review process
                              - Fair value rate base concept (one of two
                                states)
                              - Measured approach toward deregulation
                            * Actively managing environmental risk
                              - Over-fire program and SCR investment
                                plan to comply with SIP - Call
                              - Similar strategy to other ECAR
                                generators

   ======================================================================


   EXPLORATION AND PRODUCTION
   ----------------------------------------------------------------------


    [MAP OPERATION          * Long-lived Appalachian reserves combined
    HEADQUARTERS, REGIONAL    with low risk drilling program
    OFFICES, UNITED STATES    - 85% historical success rate: low finding
    OPERATING REGION AND        costs
    CANADIAN JOINT            - Mostly development drilling
    VENTURES]               * Technical expertise due to historical
                              focus on the area
                            * Balanced, diverse portfolio (over 8,100
                              wells) and own gas gathering infra-
                              structure
                            * Well-managed commodity risk
                              - Hedged 83% of the estimated gas
                                production for the 2000-2001 winter
                                heating season
                              - Strategy of hedging 80% production of
                                the first 6 months forward and 40% of
                                the next six months (6-12) of production

                              - Internally funded capex program

   ======================================================================


   OTHER PRODUCTS AND SERVICES
   ----------------------------------------------------------------------

   * Currently represent approximately 3% of LTM pro forma EBITDA and 3% of planned capital expenditures in 2001

   * Primary Energy operates pursuant to long-term contracts with its customers and is utilized to mitigate industrial customer exposure at the electric utility

   *    Telecom is a relatively small, low-risk dark fiber business
        -    $100 MM invested by year end 2000
        -    DC-NY route in current budget   no system buildout currently
             anticipated
        -    Evaluating strategic options related to the business

   * Energy USA provides products and services to utility and surrounding customers

   ======================================================================

   ______________________________________________________________________


   FINANCIAL PROFILE

   ______________________________________________________________________


   ======================================================================




   FINANCING STRUCTURE
   ----------------------------------------------------------------------






                                    *****************************
                                    *          NISOURCE         *  0.1 BN - SAILS{SM}
                                    *          Baa2/BBB         *
                                    *****************************
                                                  *
             Financing beginning Nov. 1, 2000     *      Financing before Nov. 1, 2000
                         **************************************************
                         *                        *                       *
                         *                        *                       *
              ***********************             *            ***********************
              *   Finance Corp.     *             *            *   Capital Markets   *
              *     Baa2/BBB        *             *            *      Baa2/BBB       *
              ***********************             *            ***********************
             $4.1 BN - Acquisition Debt           *                 $0.7 BN - Debt
                                                  *                  0.3 BN - PIES
                                                  *
               ***********************************************************************
               *                       *                       *                     *
               *                       *                       *                     *
       *****************       *****************       *****************      *****************
       *  Columbia Gas *       *     NIPSCO    *       * Bay State Gas *      *     Other     *
       *     A2/BBB    *       *     A3/BBB    *       *     A2/BBB    *      *   Businesses  *
       *****************       *****************       *****************      *****************
         $2.0 BN Debt             $1.3 BN Debt             $0.4 Debt              $0.3 Debt
                               Debt and Preferred        and Preferred          and Preferred



Note:  All credit ratings are senior unsecured Pro forma as of September 30, 2000



   ======================================================================





   FINANCING PLAN:  54% EQUITY RELATED
   ----------------------------------------------------------------------


                    As of November 1st, 2000
                    ------------------------

                                                    $MM                                                   $MM          $
                                                    ---                                                   ---          -
      Sources                                                   Sources

        Commercial Paper                           $4,145       Debt                                    $2,794          46%

        SAILS{SM}(1)                                  106       SAILS{SM}                                  106           2%
        Common Equity / Asset Sales                 2,127       Common Equity / Asset Sales              3,113          52%
                                                   ------                                               ------         ----

           Total                                   $6,378            Total                              $6,013         100%

      Uses                                                      Uses
        Purchase Consideration                                    Purchase Consideration

           Cash                                    $3,888            Cash                               $3,888

           Stock / SAILS{SM}                        1,868           Stock / SAILS{SM}                    1,868

        Transaction and Other Costs                   257         Transaction and Other Costs              257

        Debt Repayment                                365
                                                   ------                                               ------

           Total                                   $6,378       Total                                   $6,013


     (1)  Assumes fair market value of $1.90 per share

   ======================================================================


   PRO FORMA CAPITALIZATION
   ----------------------------------------------------------------------


                  As of September 30th, 2000
    ------------------------------------------------------

                                     NISOURCE    COLUMBIA     PROFORMA
                                     --------    --------     --------
    Cash                                 51.0         30.3       81.3
    CAPITALIZATION:
    Debt                              2,575.3      2,004.4    7,294.3(1)
    Preferred Stock                     135.8          -        133.3
    Equity-Linked Securities(2)         345.0          -        451.1
    Shareholder Equity                1,352.1      2,034.3    3,134.2(3)
                                      -------      -------   --------
      Total Capitalization            4,408.2      4,038.7   11,012.9
    RATIOS:
    Debt                                                         66.2%
    Preferred Stock                                               1.2%
    Equity/Equity-Linked                                         32.6%
                                                                -----
      Total                                                     100.0%


   (1) Assume after-tax proceeds from sale of assets of $760 MM are applied to debt reduction and $220 MM of debt and $2.5 MM of preferred stock related to the assets is assumed by the buyer
   (2)  Includes PIES and SAILS (mandatory convertible equity securities)
   (3) Assume after-tax gain of approximately $20 MM from remaining asset sales

   ======================================================================



   PRO FORMA CASH FLOW PROFILE
   ----------------------------------------------------------------------


          Twelve Months Ending September 30, 2000
    ---------------------------------------------------

                                                           LTM ADJUSTED
                                                             PRO FORM
                                    NISOURCE   COLUMBIA       (1)(2)
                                    --------   --------      --------
    INCOME/CASH FLOW ITEMS:
    EBITDA                            $826.4   $887.6          $1,771.7
    Adj. EBIT(3)                       490.3    706.0           1,279.0
    FFO(4)                             572.0    586.9(5)        1,007.4
    Cash Interest(6)                   190.4    162.3             588.0
    Capital Expenditure                313.0    483.6             727.6


    COVERAGE RATIOS:(7)
    FFO Interest Coverage                                         2.71x
    Adj. EBIT/Interest                                            2.18x
    Debt/EBITDA                                                   4.12x
    (EBITDA - Capex)/Interest                                     1.78x


   (1)  Includes $100 MM of expected synergies
   (2)  Assumes removal of cash flow from expected asset sales
   (3) Adjusted EBIT excludes approximately $99 MM of goodwill and asset write-up associated with the Columbia acquisition
   (4) Funds from Operations (FFO) is equivalent to net income plus D&A, deferred taxes and preferred dividends
   (5)  Columbia FFO excludes the $59 MM gain on sale of the LNG business
   (6) Cash interest excludes non-cash interest from gas prepays and imputed interest on the SAILS
   (7)  All coverage ratios utilize cash interest as the denominator

   ======================================================================



   SOURCES OF POTENTIAL CREDIT IMPROVEMENT
   ----------------------------------------------------------------------

   *    Operating cash flow growth
        -    Realization of significant cost savings: $100 MM per annum
        - Customer growth at distribution and electric utility businesses
        - Continued cost discipline at the distribution and pipeline businesses
        -    Millennium pipeline expansion project
   *    Stable capital program
        -    Capex remains essentially flat to 2001 levels: approximately
             $650 MM
        - Buildout distribution systems, facility maintenance and E&P drilling program
        -    Completely internally funded
   *    Significant debt reduction
        - Free cash flow applied to debt repayment: averages $250 MM per annum
        - Additional asset sales / equity issuance planned to be completed by 2001
        -    Cash flow from contractual conversion of PIES and SAILS
             (~$500 MM)

   ======================================================================



   ______________________________________________________________________


   CONCLUSIONS

   ______________________________________________________________________


   ======================================================================


   GAS STRATEGIC POSITIONING
   ----------------------------------------------------------------------


   [GRAPHIC OF MAJOR ENERGY COMPANIES DEPICTING RELATIONSHIP BETWEEN COMPANIES' EXISTING ASSET BASE TO STRATEGIC DIRECTION]

   ======================================================================


   MANAGEMENT COMMITMENT TO CREDIT QUALITY

   ----------------------------------------------------------------------

   *    Strong underlying cash flow, steady growth
   *    Focus on future growth in regulated gas delivery business
   *    Free cash flow applied to the repayment of debt
   *    Asset sales remove non-core, riskier businesses
   *    Significant synergies and efficiency improvements
   *    Modest anticipated near and medium-term capital expenditures
   * SEC capital structure requirements limits future leverage-related event risk
   *    Possible additional asset sales / balance sheet improvement

   ======================================================================